Exhibit 10.1

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT

AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of July 15, 2003, by and among RADIO ONE, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association, individually as a Lender and as Administrative Agent, and the other Lenders party hereto.

RECITALS

A.    On June 30, 1998, the Borrower entered into that certain Credit Agreement with a syndicate of Lenders (the “1998 Credit Agreement”) providing for certain extensions of credit to the Borrower, on the terms and subject to the conditions set forth therein. The 1998 Credit Agreement was subsequently (i) amended by that certain First Amendment to Credit Agreement dated as of December 23, 1998, (ii) amended by that certain Second Amendment to Credit Agreement dated as of February 9, 1999 and (iii) amended and restated in its entirety by that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (the “1999 Credit Agreement”). The 1999 Credit Agreement was subsequently (i) amended and restated in its entirety by that certain Second Amended and Restated Credit Agreement dated as of July 17, 2000 and (ii) amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 18, 2002 (the 1998 Credit Agreement, as so amended and amended and restated, the “Credit Agreement”). Terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Credit Agreement.

B.    The Borrower and the Lenders have agreed, subject to the terms and conditions specified herein, to modify certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

Section 1.    AMENDMENTS

Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrower made herein, the undersigned Lenders (which Lenders constitute the Majority Lenders required under Section 11.1 of the Credit Agreement to effect the following amendments) amend the Credit Agreement as follows:

(a)    Section 1.1 of the Credit Agreement is amended by adding a definition of “TV One” in alphabetical order as provided below:

“TV One” means the joint venture among the Borrower (or its designated Subsidiary), Comcast Corporation (or its designated nominees) and certain other investors to develop and distribute television programming which is to target the African-American community, to be entered into on substantially similar terms to those set forth in (x) that certain Memorandum of Terms, dated May 23, 2003, executed by the Borrower, Comcast Corporation and the investors and (y) that certain draft, dated June 6, 2003, of a Limited Liability Company Operating Agreement relating to such joint venture.

(b)    Section 4.2 of the Credit Agreement is amended by adding the following new subsection (k) thereto to read as follows:

(k)    Upon (A) the sale by an Unrestricted Subsidiary of its Equity Interests in TV One or (B) the conveyance, sale, lease, assignment, exchange, transfer or other disposition of all or substantially all of the business or assets of TV One to a Person other than (x) the Borrower, (y) a Restricted Subsidiary or (z) an Unrestricted Subsidiary provided the Administrative Agent has been granted a perfected first priority security interest in the Equity Interests in such Unrestricted Subsidiary, whether by a single transaction or a series of related transactions (the “TV One Disposition”), to the extent the Borrower or a Subsidiary of the Borrower receives cash proceeds from such TV One Disposition the Borrower shall repay the Loans in an amount equal to the aggregate amount of Investments actually made in TV One, provided, however, if the Borrower (i) enters into a binding contract for the reinvestment of the proceeds received from the TV One Disposition in an Investment permitted under Section 8.8(b)(x) or to make a Permitted Acquisition within 270 days after such TV One Disposition and (ii) actually reinvests such proceeds in an Investment permitted under Section 8.8(b)(x) or makes a Permitted Acquisition within 360 days after the date of such TV One Disposition, no such repayment of the Loans shall be required.

(c)    A new Section 5.29 is hereby added to the Credit Agreement in numerical order to read as follows:

5.29    Tax Shelter Regulations.  The Borrower does not intend to treat the Loans and/or Letters of Credit and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans and/or its interest in Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

(d)     Section 7.2(g) of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (e) thereof; (ii) deleting “.” at the end of clause (f) thereof and inserting “; and” in lieu thereof; and (iii) adding the following new clause (g) thereto to read as follows:

(g)    promptly after the Borrower has notified the Administrative Agent of any intention by the Borrower to treat the Loans and/or Letters of Credit and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

(e)    Sections 7.9(a), 7.9(b)(iv), 7.9(c) and 7.9(d) of the Credit Agreement are amended by adding the following proviso to end of each such section:

(a)    provided, however, unless the Administrative Agent specifically requires fixture filings with respect to any particular fixtures, fixture filings will not be required to be filed with respect to the Collateral.

(f)    Section 8.7(vii) of the Credit Agreement is amended by adding the following proviso to the end of such section:

(b)    provided, however, unless the Administrative Agent specifically requires fixture filings with respect to any particular fixtures, fixture filings will not be required to be filed with respect to the personal property acquired by the Borrower or any of its Restricted Subsidiaries in such Acquisition;

(g)    Section 8.8(b) of the Credit Agreement is amended and restated in its entirety as follows:

(b)    provided no Default or Event of Default shall have occurred and be continuing both before and immediately after the making of such Investment, Investments in an amount not to exceed (x) $50,000,000 in the aggregate over the term of this Agreement for all Investments except direct or indirect Investments in TV One, plus (y) $75,000,000 in the aggregate over the term of this Agreement for all Investments made in any entity holding Equity Interests in TV One, in each case only so long as, with respect to each such Investment: (i) the Borrower shall have given notice to the Administrative Agent of each such investment in excess of $5,000,000 at least three Business Days prior to making such investment, (ii) each such investment shall be structured so that it is non-recourse to the Loan Parties and that no Loan Party shall have any liability or obligation, contingent or otherwise, in respect of such investment, (iii) the business conducted by each entity in which the Borrower or any of its Restricted Subsidiaries may invest pursuant to this subsection shall be related or incidental to (A) the Borrower’s and its Restricted Subsidiaries’ business of owning and operating radio stations and the board of directors, executive committee of such board or chief executive officer of the Borrower shall have determined in good faith that each such investment shall benefit the Borrower’s and its Restricted Subsidiaries’ business of owning and operating radio stations or (B) TV One, (iv) each such investment (other than (A) Equity Interests in TV One and (B) a minority Equity Interest in a Person that is not a Subsidiary if the Borrower or Restricted Subsidiary acquiring such minority Equity Interest is contractually prohibited from creating a Lien in such minority Equity Interest) shall be pledged to the Administrative Agent for the benefit of the Lenders pursuant to the applicable Pledge Agreement or other documentation in form and substance satisfactory to the Administrative Agent as security for the Obligations or such investment shall be held by a wholly owned Restricted Subsidiary of the Borrower that has no operations and no material liabilities, and all of the equity interests of such Restricted Subsidiary shall be pledged to the Administrative Agent for the benefit of the Lenders pursuant to the applicable Pledge Agreement or other documentation in form and substance satisfactory to the Administrative Agent as security for the Obligations and (v) the proceeds of any sale of Equity Interests in TV One are applied as required by Section 4.2(k); and

(h)    Section 11.16 of the Credit Agreement is amended and restated in its entirety as follows:

11.16    Confidentiality.  Each Lender agrees to keep confidential all non-public information provided to it by or on behalf of the Borrower or any of the Subsidiaries pursuant to this Agreement or any other Loan Document; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to any Assignee or Participant or prospective transferee, if such transferee has agreed in writing to be bound by this Section 11.16, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iv) as may be required or appropriate in any report, statement or testimony submitted to the NAIC or any Governmental Authority having or claiming jurisdiction over such Lender (including the Board and the Federal Deposit Insurance Corporation or any similar organization, whether in the United States or elsewhere, and their respective successors), (v) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (vi) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vii) which has been publicly disclosed other than in breach of this Agreement, or (viii) in connection with the exercise of any remedy hereunder.

Notwithstanding anything to the contrary, the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

Section 2.    REPRESENTATIONS AND WARRANTIES.

To induce the Administrative Agent and the Lenders to enter into this Amendment, Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)     No Defaults.    No Default or Event of Default exists under the Credit Agreement, the Notes, any of the Security Documents or any of the other documents executed in connection therewith, and no such Default or Event of Default is imminent.

(b)    Binding Effect.    This Amendment, the Credit Agreement, as amended hereby, the Notes, the Security Documents and the other documents executed in connection therewith constitute the legal, valid and binding obligations of the Borrower and its Subsidiaries parties thereto, enforceable against the Borrower and such parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

(c)    Representations and Warranties.    The representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, both before and after giving effect to the effectiveness of this Amendment, as if such representations and warranties were being made on and as of the date hereof.

Section 3.    CONDITIONS PRECEDENT

The parties hereto agree that the waivers and amendments set forth herein shall not be effective until the satisfaction in full of each of the following conditions precedent, each in a manner satisfactory to the Administrative Agent and the Lenders parties hereto in their sole discretion:

(a)    Execution and Delivery of this Amendment.    The Administrative Agent shall have received a copy of this Amendment executed and delivered by the Borrower and by Lenders constituting the Majority Lenders.

(b)    Pledge of Equity Interests of New Unrestricted Subsidiary.    The Borrower and/or any Restricted Subsidiary owning the Equity Interests of the newly created Unrestricted Subsidiary holding or that will hold the Equity Interests of TV One shall have delivered to the Administrative Agent (i) such amendments to the Pledge Agreement of the applicable Loan Party as the Administrative Agent deems necessary or advisable in order to grant the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Equity Interests of such new Unrestricted Subsidiary and (ii) certificates representing the Equity Interests of such new Unrestricted Subsidiary, together with undated stock powers in blank, executed and delivered by a duly authorized officer of the applicable Loan Party.

(c)    Representations and Warranties.    Each of the representations and warranties made herein shall be true and correct on and as of the date hereof, as if made on and as of such date, both before and after giving effect to the waivers set forth herein.

(d)    Other Documents, Certificates and Instruments.    The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

Section 4.    MISCELLANEOUS

(a)    Ratification and Confirmation.    The terms, provisions, conditions and covenants of the Credit Agreement, the Notes, the Security Documents and the other documents executed in connection therewith remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant thereof.

(b)    Fees and Expenses.    The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and the other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, which fees and out-of-pocket expenses of counsel shall not exceed $10,000 in the aggregate.

(c)    Headings.    Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)    APPLICABLE LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(e)    Liens.    The Borrower agrees hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Notes including but not limited to those under the Security Documents are hereby ratified and confirmed as valid, subsisting and continuing to secure the Notes, and this Amendment shall not affect the priority of such Liens.

(f)    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

(g)    FINAL AGREEMENT.    THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

RADIO ONE, INC.

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as the Administrative Agent and as a Lender

By:

Name:	Todd Shipley
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE FIRST BOSTON

By:

Name:

Title:

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WACHOVIA BANK NATIONAL ASSOCIATION

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

TORONTO DOMINION (TEXAS), INC.

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DEUTSCHE BANK TRUST CO. AMERICAS

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ING (U.S.) CAPITAL LLC

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FLEET NATIONAL BANK

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NEW YORK

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BIG SKY SENIOR LOAN FUND LTD.

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NATEXIS BANQUE

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WEBSTER BANK

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FRANKLIN CLO I LIMITED

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FRANKLIN CLO II LIMITED

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FRANKLIN CLO III LIMITED

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FRANKLIN FLOATING RATE DAILY ACCESS

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FRANKLIN FLOATING RATE MASTER

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FRANKLIN FLOATING RATE TRUST

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management, as Investment Advisor

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

EATON VANCE VT FLOATING RATE FUND

By:	Eaton Vance Management, as Investment Advisor

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GRAYSON & CO

By:	Boston Management and Research, as Investment Advisor

By:

Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT